UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Guggenheim Variable Funds Trust

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GUGGENHEIM VARIABLE FUNDS TRUST

Dear Insurance Product Owner:

I am writing to you on an important matter relating to Series E (Total Return Bond Series) and Series P (High Yield Series), both series of Guggenheim Variable Funds Trust (“Series E” and “Series P” of the “Trust”). At a meeting held on August 19-20, 2014, the Board of Trustees (the “Board”) of the Trust voted to approve a proposal affecting Series E and Series P and their variable annuity contract and variable life insurance policy (“insurance product”) owners. In particular, the Board approved the adoption of a new Distribution and Shareholder Services Plan (the “Distribution Plan”), subject to the approval by insurance product owners in order to help to promote the distribution of the Series to a broader base of investors.

If the Distribution Plan is approved by insurance product owners, the Series would each pay a new separate fee for distribution, administrative services and shareholder services. However, as discussed in more detail in the attached Proxy Statement, in order to offset this new fee, the Board and Security Investors, LLC (also known as Guggenheim Investments), the Series’ investment adviser (the “Investment Manager”), have agreed to contractually reduce the investment advisory fee charged by the Investment Manager to both Series and, with respect to Series P, implement an additional expense limitation agreement.

The proposal requires approval by the insurance product owners in order to be implemented. Accordingly, by the attached Proxy Statement, we are requesting that you vote to approve the proposal.

A Special Meeting of Shareholders (the “Meeting”) of Series E and Series P has been scheduled for October 10, 2014 to vote on this proposal.

If you are an insurance product owner with an investment in Series E and/or Series P as of the close of business on August 22, 2014, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own an insurance product. Pursuant to these materials, you are being asked to approve the proposal for the applicable Series, as described above and in more detail in the attached Proxy Statement.

You can vote in one of four ways:

•	By mail with the enclosed voting instruction card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on October 10, 2014.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction card. Your vote is extremely important. Shareholder meetings of the Series do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on the important proposals. Please read the enclosed information carefully before voting. If you have any questions, please call AST Fund Solutions, LLC, the Series’ proxy solicitor, at 1-866-521-4429.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Series prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Donald C. Cacciapaglia

President, Chief Executive Officer and Trustee of

the Trust

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

VERY IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the proxy statement to insurance product owners (“Proxy Statement”).

QUESTIONS AND ANSWERS

General

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — a booklet that includes the Proxy Statement and your voting instruction card — because you have the right to vote at a Special Meeting of Shareholders (the “Meeting”) that has been scheduled for October 10, 2014 to vote on an important matter concerning Series E (Total Return Bond Series) and Series P (High Yield Series) of Guggenheim Variable Funds Trust (“Series E” and “Series P” of the “Trust”). In particular, you are being asked to vote on a proposal (the “Proposal”), which requires the approval of variable annuity contract and variable life insurance policy (“insurance product”) owners. For ease of reference, throughout this Questions and Answers section, insurance product owners are also referred to as “shareholders” of a Series.

The Board of Trustees (“Board”) of the Trust is recommending that the shareholders of the Series approve a Distribution and Shareholder Services Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). If the Distribution Plan is approved by shareholders, the Series would each pay a new separate fee for distribution and shareholder services. However, in order to offset this new fee, the Board and Security Investors, LLC (also known as “Guggenheim Investments”), the Series’ investment adviser (the “Investment Manager”), have agreed to contractually reduce the investment advisory fee charged by the Investment Manager to both Series and, with respect to Series P, implement an additional expense limitation agreement that runs through May 1, 2017. Therefore, the implementation of the Distribution Plan is not expected to lead to higher total fees or expenses for Series E or, with respect to Series P, for so long as the expense limitation agreement is in effect.

Q.	Why am I being asked to vote?

A.

While the Board has approved the Distribution Plan, the Distribution Plan cannot be implemented without the required shareholder approval. You are, or were, as of August 22, 2014, the record date, an investor in one or more of the Series. The Proposal requires the approval of shareholders of the applicable Series. The Board has approved the Proposal and recommends that you vote “FOR” the Proposal.

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The Distribution Plan

Q.	What do the fees paid under the Distribution and Shareholder Services Plan pay for?

A.

The Distribution Plan is a plan adopted pursuant to Rule 12b-1 under the 1940 Act, which permits a mutual fund to use a portion of its assets to pay for the distribution of its own shares, provided certain conditions are met. The Distribution Plan would permit the Series to compensate Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), the Series’ principal underwriter, and others to help promote the distribution of the Series to a broader base of investors, and for providing distribution, shareholder and administrative services. These services may include, for example, compensation of insurance companies and their affiliates, broker-dealers, and sales personnel; the printing and mailing of prospectuses to other than current shareholders; the preparation of statements for shareholders; the printing and mailing of sales literature; and advertising.

Q.	Will the Distribution Plan result in higher overall fees charged to the Series?

A.

No, the Distribution Plan is not expected to initially result in higher overall fees charged to the Series. If the Distribution Plan is approved by the Series’ shareholders, the Board and the Investment Manager have agreed to contractually reduce the investment advisory fee charged by the Investment Manager to Series E in the same amount as the fee to be charged under the Distribution Plan (0.25%). With respect to Series P, if the Distribution Plan is approved by shareholders, the Board and the Investment Manager have agreed to contractually reduce the investment advisory fee charged by the Investment Manager by 0.15%. In addition, the Board and the Investment Manager have also agreed to implement an additional expense limitation agreement for Series P that would limit total ordinary operating expenses to 1.07% through May 1, 2017, such that overall fees will not increase during that period. As a result, the total fees and expenses of Series P are expected to remain the same for so long as the expense limitation agreement is in place. The agreement will expire when it reaches its term or when the Investment Manager ceases to serve as such (subject to recoupment rights). After the termination date, absent the continuation of the expense limitation agreement, the overall contractual fees charged to Series P would be higher.

Q.	Why is the Board recommending approval of the Distribution Plan?

A:

The Board recommends the approval of the Distribution Plan after finding that there is a reasonable likelihood that the Distribution Plan will benefit the Series and their shareholders for several reasons. Based on the recommendation by the Investment Manager, the Board believes the Distribution Plan should assist the Series in seeking additional distribution channels in the variable insurance products industry (notably, unaffiliated insurance companies), which, if successful, may result in increased fund

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assets and potential economies of scale that could benefit shareholders. Currently, the Series are relatively small in size and have limited or negative net flows, which may impact the long-term viability of the Series. The Board also noted the information from the Investment Manager regarding the prevalence of similar plans in the insurance products industry and believes that the Distribution Plan is a reasonable method for compensating insurance companies and their affiliates for distribution, shareholder and administrative services. The Board also noted that the implementation of the Distribution Plan is not expected to lead to higher total contractual fees or expenses for Series E and Series P as a result of the reduction in the investment advisory fee and, with respect to Series P, the implementation of the fee waiver agreement through May 1, 2017.

Voting

Q.	Who is asking for my vote?

A.

The enclosed proxy is being solicited by the Board for use at the Special Meeting of Shareholders to be held on October 10, 2014 (the “Meeting”), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to the Proposal for a discussion of the Board’s considerations in making its recommendation.

Q.	Why am I receiving information about Series I do not own?

A.

The Proposal is similar for each Series, and management of the Series has concluded that it is cost-effective to hold the Meeting concurrently for both of the Series. You will be asked to vote separately on the Proposal with respect to the Series that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a Proposal by the shareholders of one Series will not affect the implementation of a comparable proposal by the other Series if the proposal is approved by shareholders of that other Series.

Q.	What vote is required to approve the Proposal?

A.

Pursuant to Rule 12b-1 under the 1940 Act, the Distribution Plan must be approved by each Series by an affirmative vote of a majority of the outstanding voting securities of the Series. Under the 1940 Act, a majority of a Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series’ outstanding voting securities.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of their Series. Additionally, your

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immediate response on the enclosed voting instruction card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Series may not receive enough votes to go forward with the Meeting. If this happens, the Series will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs. An insurance company whose separate account invests in a Series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

Q.	How will my vote be counted?

A.

As an insurance product owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how to vote the shares of the Series attributable to your product. If no voting instructions are received, the life insurance company will vote the shares attributable to your insurance product in proportion to those shares for which instructions are received. As a result, a small number of insurance product owners could thus determine the outcome of the vote if other insurance product owners fail to vote.

Q.	How do I place my vote?

A.

You may provide a Series with your vote by mail with the enclosed voting instruction card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Series’ proxy solicitation agent at the telephone number below.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC at 1-866-521-4429.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Series prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(301) 296-5100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 10, 2014

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Series E (Total Return Bond Series) and Series P (High Yield Series) of Guggenheim Variable Funds Trust (“Series E” and “Series P” of the “Trust”) will be held at the Trust’s office at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on October 10, 2014 at 1:00 p.m. Eastern Time for the purposes listed below:

	Proposals	Shareholders Solicited To Vote

1.	To Approve the Adoption of a Distribution and Shareholder Services Plan	Series E and Series P

2.	To Transact Such Other Business as May Properly Come Before the Meeting

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” Proposal 1.

Variable annuity contract and variable life insurance policy (“insurance product”) owners at the close of business on August 22, 2014 are entitled to notice of, and to vote at, the Meeting, even if you no longer own an insurance product. As an insurance product owner, you are invested in a Series through the insurance products that you own.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Series prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees,

Mark E. Mathiasen

Secretary

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YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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APPENDICES

Appendix A	Form of Distribution and Shareholder Services Plan

Appendix B	Outstanding Shares

Appendix C	Beneficial Owners of More than 5% of a Class of Each Series

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GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(301) 296-5100

PROXY STATEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2014

This proxy statement (“Proxy Statement”) and enclosed notice and voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Guggenheim Variable Funds Trust (the “Board” of the “Trust”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on October 10, 2014 at 1:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each of Series E (Total Return Bond Series) and Series P (High Yield Series) (“Series E” and “Series P”) of the Trust with respect to the following proposals (the “Proposals”) as follows:

Proposals		Shareholders Solicited To Vote

1.	To Approve the Adoption of a Distribution and Shareholder Services Plan	Series E and Series P

2.	To Transact Such Other Business as May Properly Come Before the Meeting

This Proxy Statement and the accompanying Notice and the voting instruction card are being first mailed to shareholders on or about September 15, 2014.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Series and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Series.

You are entitled to vote at the Meeting of each Series of which you are a shareholder as of the close of business on August 22, 2014 (the “Record Date”). Shares of Series E and Series P are not offered directly to the public but are primarily sold to insurance companies (“Insurance Companies”) and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (“insurance products”).

Guggenheim Variable Funds Trust is soliciting voting instructions from insurance product owners invested in each of Series E and Series P in connection with the Proposal. As such and for ease of reference, throughout this Proxy Statement, insurance product owners may be referred to as “shareholders” of a Series.

If you have any questions about the Proposal or about voting, please call AST Fund Solutions, LLC at 1-866-521-4429.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON OCTOBER 10, 2014

This Proxy Statement is available at proxyonline.com/docs/gvft2014.pdf. In addition, shareholders can find important information about each Series in the Series’ annual report, dated December 31, 2013, including financial reports for the fiscal year ended December 31, 2013, and in any recent semi-annual report succeeding the annual report. You may obtain copies of these reports without charge by writing to the Trust, by calling the telephone number shown on the front page of this Proxy Statement or at www.guggenheiminvestments.com.

OVERVIEW OF THE PROPOSAL

The Board has approved the adoption of a new Distribution and Shareholder Services Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for Series E and Series P, subject to shareholder approval. Currently, the Series do not have a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan would allow each of Series E and Series P to pay up to 0.25% of its average daily net assets to Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), the Series’ principal underwriter.

The Distribution Plan was approved by the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons,” as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to it (“Independent Trustees”), at an in person meeting duly called and held on August 19-20, 2014. The Distribution Plan will become effective with respect to the Series upon approval by the Series shareholders.

The Board recommends the approval of the Distribution Plan after finding that there is a reasonable likelihood that the Distribution Plan will benefit the Series and their shareholders for several reasons. Based on the recommendation by Security Investors, LLC (also known as “Guggenheim Investments”), the Series’ investment adviser (the “Investment Manager”), the Board believes the Distribution Plan should assist the Series in seeking additional distribution channels in the variable insurance products industry (notably, unaffiliated insurance companies), which, if successful, may result in increased fund assets and potential economies of scale that could benefit shareholders. Currently, the Series are relatively small in size and have limited or negative net flows, which may impact the long-term viability of the Series. The Board also noted information from the Investment Manager regarding the prevalence of similar plans in the insurance products industry and believes that the Distribution Plan is a reasonable method for compensating insurance companies for distribution, shareholder and administrative services.

Finally, the Board noted that the implementation of the Distribution Plan will not initially lead to higher total contractual fees or expenses for Series E and Series P. In particular, contingent upon shareholder approval and adoption of the Distribution Plan for the Series, the Board and the Investment Manager have agreed to reduce the contractual management fee charged by the Investment Manager to the Series. The shareholders of Series E and Series P currently pay a management fee of 0.75% (as a percentage of average daily net assets). If the Distribution Plan is adopted, this fee will be reduced to 0.50% for Series E and 0.60% for Series P. In addition, the Board and the Investment Manager have also agreed to implement an additional expense limitation agreement for Series P. Under the expense limitation agreement, the Investment Manager would contractually agree through May 1, 2017 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of Series P to the annual percentage of 1.07% of average daily net assets of the

Series, equivalent to the Operating Expenses of the Series as of December 31, 2013. The agreement will expire when it reaches its term or when the investment adviser ceases to serve as such (subject to recoupment rights). Therefore, the implementation of the Distribution Plan is not expected to lead to higher total contractual fees or expenses for Series E or, with respect to Series P, until May 1, 2017. After that date, absent the continuation of the expense limitation agreement, the overall contractual fees charged to Series P would be higher.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE

PROPOSAL. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE

SO VOTED.

THE PROPOSAL: THE APPROVAL OF THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Introduction

The Board has approved the adoption of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for Series E and Series P, subject to shareholder approval. The Distribution Plan would allow each of Series E and Series P to pay up to 0.25% of its average daily net assets to Guggenheim Funds Distributors for providing distribution, shareholder and administrative services. The Distribution Plan was approved by the Board, including a majority of the Independent Trustees, at an in person meeting duly called and held on August 19-20, 2014. The Distribution Plan will become effective with respect to the Series upon approval by the Series’ shareholders.

The Board recommends that the shareholders approve the Distribution Plan, a form of which is attached as Appendix A.

Description of the Distribution Plan

The following summary of the Distribution Plan is qualified in its entirety by reference to the form of the Distribution Plan attached to this Proxy Statement as Appendix A.

The Distribution Plan is substantially the same as the current distribution and shareholder services plan in place for two other series of the Trust, Series F (Floating Rate Strategies Series) and Series M (Macro Opportunities Series). The Distribution Plan is also comparable to the distribution and shareholder services plan in place for certain classes of Guggenheim Total Return Bond Fund and Guggenheim High Yield Fund, both series of Guggenheim Funds Trust, which are retail mutual funds that have investment objectives, strategies and risks that are similar to those of Series E and Series P, respectively (the “Retail Series”).

Payments

The proposed Distribution Plan authorizes payments from assets attributable to shares of the Series for a variety of services with respect to the Series’ shares, including any type of activity that is primarily intended to result in the sale of the shares, as well as related shareholder and administrative services. The Distribution Plan relies on the provisions of Rule 12b-1 under the 1940 Act, to the extent applicable, to make these payments.

The Distribution Plan provides that Shares of each Series may pay to Guggenheim Funds Distributors, the Series’ principal underwriter, as compensation for providing distribution, shareholder and administrative services for the payment of fees accrued under the Distribution Plan at the rate of 0.25% (as a percentage of average daily net assets of the respective Series).

Services for which payments may be used

The payments made by the Series pursuant to the Distribution Plan may be used by Guggenheim Funds Distributors for purposes, including: (i) compensation to employees of

Guggenheim Funds Distributors; (ii) compensation to Guggenheim Funds Distributors and other broker-dealers that engage in or support the distribution of shares or variable contracts whose proceeds are invested in shares of the Series; (iii) expenses of Guggenheim Funds Distributors and such other broker-dealers and entities, including overhead and telephone and other communication expenses; (iv) printing of prospectuses, statements of additional information, and reports for other than existing shareholders; (v) preparation and distribution of sales literature and advertising materials; (vi) administering periodic investment and periodic withdrawal programs; (vii) researching and providing historical account activity information for shareholders requesting it; (viii) preparing and mailing account and confirmation statements to account holders; (ix) preparing and mailing tax forms to account holders; (x) serving as custodian to retirement plans investing in Shares; (xi) dealing appropriately with abandoned accounts; (xii) collating and reporting the number of Shares attributable to each state for blue sky registration and reporting purposes; (xiii) identifying and reporting transactions exempt from blue sky registration requirements; and (xiv) providing and maintaining ongoing shareholder services for the duration of the shareholders’ investment in Shares of each Series, which may include updates on performance, total return, other related statistical information, and a continual analysis of the suitability of the investment in Shares of each Series.

Under the Distribution Plan, expenditures by Guggenheim Funds Distributors may also be for providing services to life insurance companies that issue variable annuity contracts and/or variable life insurance policies (“Variable Contracts”), their affiliates, or current and prospective owners of Variable Contracts including the following: (i) teleservicing support in connection with the Series; (ii) delivery and responding to inquires respecting the Series’ Prospectus and/or Statement of Additional Information, reports, notices, proxies and proxy statements and other information respecting the Series (but not including services paid for by the Trust such as printing and mailing); (iii) facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of shareholders; (iv) the conveyance of information to the Trust, or its transfer agent as may be reasonably requested; (v) provision of support services including providing information about the Trust and the Series and answering questions concerning the Trust and the Series, including questions respecting Variable Contract owners’ interests in the Series; (vi) provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Series including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and (vii) provision of other services deemed appropriate by Guggenheim Funds Distributors from time to time.

The foregoing discussion is qualified by reference to the actual provisions of the Distribution Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Termination and Board reporting

The Distribution Plan provides that it will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of a majority of the Board, including the vote of a majority of the Independent Trustees based on a finding that there is a reasonable likelihood that the Distribution Plan will benefit each Series and its shareholders. The Board will receive, at least quarterly, reports from Guggenheim Funds Distributors showing expenditures under the Distribution Plan. The Board may amend the Distribution Plan from time to time, but any amendment that would increase materially the amount spent by a Series for distribution would require a vote of a majority of the outstanding voting securities of that Series.

In addition, the Distribution Plan may be terminated with respect to a Series at any time without penalty by a vote of a majority of the outstanding shares of the Series or a majority of the Independent Trustees.

Advisory Fee Reduction and the Implementation of an Expense Limitation Agreement for Series P

Contingent upon shareholder approval and adoption of the Distribution Plan for the Series, the Board and the Investment Manager have agreed to reduce the contractual management fee payable by the Series to the Investment Manager. The shareholders of Series E and Series P currently pay a management fee of 0.75% (as a percentage of average daily net assets). If the Distribution Plan is adopted, this fee will be reduced to 0.50% for Series E and 0.60% for Series P. In addition, if the Distribution Plan is adopted, the Investment Manager will institute an additional expense limitation agreement for Series P to limit total ordinary operating expenses to 1.07% through May 1, 2017, such that overall fees will not increase during that period. Under the expense limitation agreement, the Investment Manager would contractually agree through May 1, 2017 to waive fees and/or reimburse Series expenses to the extent necessary to limit the Operating Expenses of Series P to the annual percentage of 1.07% of average daily net assets of the Series, equivalent to the Operating Expenses of the Series as of December 31, 2013. Therefore, Series E’s contractual fees are not expected to increase as a result of the adoption of the Distribution Plan, and Series P’s total fees and expenses are not expected to increase so long as the expense limitation agreement is in place. The agreement will expire when it reaches its term or when the investment adviser ceases to serve as such. The agreement also permits the Investment Manager to recoup previously waived fees and expenses. After the termination date, if the Board and the Investment Manager do not agree to the continuation of the expense limitation agreement, the overall contractual fees charged to Series P would be higher.

Current and Pro Forma Fees

The table below compares the Series’ operating expenses for the fiscal year ended December 31, 2013 to the Series’ hypothetical operating expenses for the same period if the proposed distribution and shareholder service fee under the Distribution Plan had been in place for the entire fiscal year. The hypothetical “pro forma” fees assume (i) the implementation of the distribution and shareholder services fees under this Proposal; (ii) proposed decrease advisory fee for both Series; and the (iii) proposed additional expense limitation agreement for Series P. The fees do not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

Series E

	Current	Pro Forma
Management Fees	0.75%	0.50%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.32%	0.32%
Extraordinary Expense	0.06%	0.06%
Remaining Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.07%	1.07%
Fee Waiver (and/or Expense Reimbursement)[1]	0.20%	0.20%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	0.87%	0.87%

[1] The Investment Manager has contractually agreed through May 1, 2016 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.81% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

Series P

	Current	Pro Forma
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.07%	1.17%
Fee Waiver (and/or expense reimbursement)[1]	N/A	0.10%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	N/A	1.07%

[1] The Investment Manager has contractually agreed through May 1, 2017 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 1.07% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

EXAMPLES

These examples assume that you invest $10,000 in a Series for the time periods indicated and that your investment has a 5% return each year. The tables first show an expense example for the Series assuming that the Series’ total operating expenses remain at current levels. The table then shows the effect on expenses if the proposed Distribution Plan is approved and implemented. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher. You would pay the following expenses if you redeemed your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Series E

	1 Year	3 Years	5 Years	10 Years
Current	$89	$320	$571	$1,288
Pro Forma	$89	$320	$571	$1,288

Series P

	1 Year	3 Years	5 Years	10 Years
Current	$109	$340	$590	$1,306
Pro Forma	$109	$362	$634	$1,411

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

The purpose of the tables and the examples above is to assist shareholders in understanding the effect of the adoption of the proposed Distribution Plan on the various costs and expenses of investing in shares of the Series. The examples are for comparison only and do not represent the Series’ actual or future expenses or return. The examples should not be considered representations of future expenses.

Evaluation by the Board of Trustees

The Investment Manager and Guggenheim Funds Distributors wish to promote the Series to a broader investor base in order to increase the size of the Series. Currently, the Series are relatively small in size and have limited or negative net flows, which may impact the long-term viability of the Series. The Investment Manager and Guggenheim Funds Distributors believe that, for their promotional efforts to be successful, the Series need to offer competitive compensation to insurance companies and their affiliates that offer the Series as investment options in variable contracts and to other intermediaries that sell variable insurance products or service variable insurance contract owners. The Investment Manager also believes that the Distribution Plan would permit these competitive compensation arrangements.

In considering whether to approve the Proposal, the Board requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Distribution Plan should be implemented. On the basis of the factors addressed below, and in the exercise of their reasonable business judgment, and in light of their respective fiduciary duties, the Trustees concluded that the Distribution Plan is reasonably likely to benefit each Series and its shareholders and is in the best interests of each Series and its shareholders. The Independent Trustees were assisted by independent counsel in making this determination. Accordingly, the Trustees, including the Independent Trustees, have unanimously approved the Distribution Plan. In reaching its conclusion, the Board considered a number of factors, including the following:

•

the circumstances that led the Investment Manager of the Series to recommend the adoption of the Distribution Plan, which include the relatively small size of the Series and the limited or negative net flows into the Series, and, notably, the Investment Manager’s view of the necessity to pay competitive compensation to intermediaries that sell variable insurance contracts in order to obtain net flows;

•

the Distribution Plan should assist the Series in seeking additional distribution channels in the variable insurance products industry, which, if successful, may result in increased fund assets and potential economies of scale that could benefit shareholders;

•

the Investment Manager’s representation that a number of insurance companies and their affiliates that could offer the Series in their variable contracts do not believe that the current fees and expenses structure of the Series is attractive, but they have indicated a willingness to offer the Series under the fees and expenses structure that would result if the Distribution Plan is implemented;

•	similar distribution plans have been adopted by other series of the Trust;

•

the Investment Manager’s representation that similar plans are prevalent in the insurance products industry as a means of compensating insurance companies and others for distribution, shareholder and administrative services;

•

the effects of the Distribution Plan on existing shareholders and the amount of expenditures that would be made under the Distribution Plan in light of the anticipated results from the Distribution Plan;

•

the fee and expense concessions from the Investment Manager, which are such that implementation of the Distribution Plan is not expected to lead to an increase in the Series’ total fees and expenses for Series E and, with respect to Series P, for so long as the expense limitation agreement is in effect;

•	in its annual review of the Distribution Plan, the Board will consider the continued appropriateness of the Distribution Plan, including the level of payments provided for therein and

•	the change to the fee structure of the Series more closely aligns the Series’ fee structures to those of the Retail Series.

Required Vote

Approval of the Distribution Plan requires the affirmative vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Series. Such “majority” vote is defined as the vote of the holders of the lesser of (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. A vote in favor of this Proposal shall be deemed a vote to approve the proposed Distribution Plan.

BOARD RECOMMENDATION ON THE PROPOSAL

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT

SHAREHOLDERS OF THE SERIES VOTE “FOR” THE

PROPOSAL

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Investment Manager

Security Investors, LLC, also known as Guggenheim Investments (referred to herein as “Security Investors” or the “Investment Manager”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the investment manager for the Series.

Principal Underwriter/Distributor

The principal underwriter/distributor of the Series is Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Guggenheim Funds Distributors is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), a diversified financial services firm.

Administrator

Rydex Fund Services, LLC (“RFS”), an affiliate of Security Investors, serves as the administrator and transfer and dividend-paying agent for the Series.

Other Information

Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 15, 2014, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Solicitation. The cost of retaining AST Fund Solutions, LLC will be borne by the Investment Manager. The estimated cost of retaining AST Fund Solutions, LLC is approximately $30,000.

Shareholder Voting. Shareholders of the Series who own shares at the close of business on August 22, 2014 will be entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. The number of shares of each Series as to which voting instructions may be given to the Trust is determined by dividing the amount of the shareholder’s insurance product account value attributable to a Series on the Record Date by the net asset value per share of the Series as of the same date.

Information regarding the number of issued and outstanding shares of each Series as of the Record Date is provided in Appendix B, representing the same number of votes for each of the Series. The Insurance Companies who are known to have owned beneficially 5% or more of each Series’ outstanding shares as of the Record Date are listed in Appendix C.

Insurance Companies that use shares of a Series as funding media for their insurance products will vote shares of the Series held by their separate accounts in accordance with the instructions received from owners of the insurance products. An Insurance Company also will vote shares of a Series held in the separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An Insurance Company whose separate account invests in a Series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

More than thirty-three and one-third percent (33-1/3%) of a Series’ shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Series. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the Insurance Companies use proportional voting as explained above, the presence of such Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

In the event that sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Series’ shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes).

The person(s) named as proxies on the enclosed voting instruction card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the Proposal requires the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Series. Such “majority” vote is defined as the vote of the holders of the lesser of (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust.

Proposals must be received a reasonable time before the Trust begins to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Donald C. Cacciapaglia

President, Chief Executive Officer and Trustee

APPENDIX A

FORM OF PLAN

FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN OF GUGGENHEIM VARIABLE FUNDS TRUST

I.        The Plan.    This Distribution and Shareholder Services Plan (the “Plan”), when effective in accordance with its terms, is a written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) of certain series of Guggenheim Variable Funds Trust (“Trust”) listed in Schedule A hereto (each, a “Series”).

II.        Shares of the Series.    It is understood that shares of beneficial interest (“Shares”) of each Series may be offered to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and/or variable life insurance policies (“Variable Contracts”) and may also be offered to certain other persons including qualified pension and retirement plans (“Qualified Plans”).

III.        Distribution and Service Agreement.    The Trust has entered into a Distribution Agreement with respect to each Series with Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), under which Guggenheim Funds Distributors serves as the Series principal underwriter. This Plan does not require Guggenheim Funds Distributors to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares of any Series. Any distribution and service agreement (“Agreement”) relating to the implementation of this Plan shall be in writing and subject to approval and termination pursuant to the provisions of Sections 6 and 8 of this Plan. However, this Plan shall not obligate the Series or any other party to enter into such Agreement.

IV.        Compensation.

A.        Shares of each Series shall pay to Guggenheim Funds Distributors, as compensation for providing distribution, shareholder and administrative services, a fee at the rate specified for that Series on Schedule B, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

B.        The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules (“Rule 2830”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest.

V.        A.        Distribution Services.    As principal underwriter of the Trust’s shares, Guggenheim Funds Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Shares of the Series, including, but not limited to, compensation to employees of Guggenheim Funds Distributors;

compensation to Guggenheim Funds Distributors and other broker-dealers that engage in or support the distribution of shares or variable contracts whose proceeds are invested in shares of the Series; expenses of Guggenheim Funds Distributors and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

B.        Administration and Shareholder Services.    Guggenheim Funds Distributors may spend such amounts as it deems appropriate on the administration and servicing of the Series’ shareholder accounts. Such expenditures may be for providing or obtaining services including, but not limited to, the following: administering periodic investment and periodic withdrawal programs; researching and providing historical account activity information for shareholders requesting it; preparing and mailing account and confirmation statements to account holders; preparing and mailing tax forms to account holders; serving as custodian to retirement plans investing in Shares; dealing appropriately with abandoned accounts; collating and reporting the number of Shares attributable to each state for blue sky registration and reporting purposes; identifying and reporting transactions exempt from blue sky registration requirements; and providing and maintaining ongoing shareholder services for the duration of the shareholders’ investment in Shares of each Series, which may include updates on performance, total return, other related statistical information, and a continual analysis of the suitability of the investment in Shares of each Series. Expenditures by Guggenheim Funds Distributors may also be for providing services to life insurance companies that issue the Variable Contracts, their affiliates, or current and prospective owners of Variable Contracts including, but not limited to, the following: teleservicing support in connection with the Series; delivery and responding to inquires respecting the Series’ Prospectus and/or Statement of Additional Information, reports, notices, proxies and proxy statements and other information respecting the Series (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; conveyance of information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and the Series and answering questions concerning the Trust and the Series, including questions respecting Variable Contract owners’ interests in the Series; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Series including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services deemed appropriate by Guggenheim Funds Distributors from time to time.

VI.        Effectiveness and Continuation.    This Plan shall take effect with respect to a Series on the date indicated in Schedule A and, unless sooner terminated as herein provided, this Plan shall remain in effect with respect to the Series until [    ], and year to year thereafter, provided, however, that such continuance is specifically approved with respect to such Series at least annually together with any related agreements, by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the

2

Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Independent Trustees”), cast in person at a meeting or meetings called for the purpose of voting on this Plan.

VII.        Amendment.    This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the amount spent by a Series for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Shares of that Series, and (b) any material amendments of this Plan shall be effective only upon approval provided in paragraph 6 hereof for annual approval.

VIII.        Termination.    This Plan may be terminated at any time with respect to a Series, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Shares of the Series.

IX.        Reports.    During the existence of this Plan, each Series shall require Guggenheim Funds Distributors to provide the Trust, for review by the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amount expended in connection with financing any activities primarily intended to result in the sale of Shares of the Series (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

X.        Limitation of Liability.    Consistent with the limitations of liability as set forth in the Trust’s Declaration of Trust, any obligations assumed by a Series pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to that Series and its assets, and shall not constitute obligations of any other series of shares of the Trust, of the shareholders, or of the Trustees.

XI.        Non-Interested Trustees.    So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the non-interested Trustees then in office.

XII.        Miscellaneous.    If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

3

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

OF GUGGENHEIM VARIABLE FUNDS TRUST

SCHEDULE A

SERIES	DATE MADE A PARTY TO THE PLAN

Series E (Total Return Bond Series)	[ ]

Series P (High Yield Series)	[ ]

DATED: [    ]

PLAN PURSUANT TO 12B-1

OF GUGGENHEIM VARIABLE FUNDS TRUST

SCHEDULE B

Fee (as a Percentage of Average

SERIES	DAILY NET ASSETS OF CLASS)

Series E (Total Return Bond Series)	0.25%

Series P (High Yield Series)	0.25%

DATED: [    ]

APPENDIX B

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Series is set forth in the table below.

Series	Shares Outstanding
Series E	6,578,906
Series P	2,860,035

APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF EACH SERIES

As of the Record Date, the Trustees and Officers as a group owned less than 1% of the outstanding shares of either Series. As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more of a class of a Series’ outstanding securities:

Name of the Series	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
Series E	6,069,289	92.25%	SBL Variable Annuity Account XVII Security Benefit Life Insurance Co. 5801 SW 6th Ave. Topeka, KS 66636-1000
Series E	371,138	5.64%	Jefferson National Life Insurance Co. Attn: Separate Account 10350 Ormsby Park Pl., Suite 600 Louisville, KY 40223
Series P	2,625,680	91.81%	SBL Variable Annuity Account XVII Security Benefit Life Insurance Co. 5801 SW 6th Ave. Topeka, KS 66636-1000

GUGGENHEIM INVESTMENTS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE FORM OF PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-521-4429 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 Series E (Total Return Bond Series) A SERIES OF GUGGENHEIM VARIABLE FUNDS TRUST RE: [INSURANCE COMPANY NAME] PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON OCTOBER 10, 2014 The undersigned hereby appoint(s) Amy Lee, Mark E. Mathiasen and Elisabeth Miller, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of Series E (Total Return Bond Series) and Series P (High Yield Series), to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on October 10, 2014 at 1:00 p.m. Eastern Time and at any adjournment(s) or postponement(s) thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-521-4429. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 10, 2014. The proxy statement for this meeting is available at: proxyonline.com/docs/gvft2014.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 19952036.2.BUSINESS

Series E (Total Return Bond Series) FORM OF PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This voting instruction card will be voted as instructed. If no specification is made, the voting instruction card will be voted “FOR” the proposal. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR AGAINST ABSTAIN 1. To approve the adoption of a Distribution and Shareholder Services Plan for the Series THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 19952036.2.BUSINESS

GUGGENHEIM INVESTMENTS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE FORM OF PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-521-4429 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 Series P (High Yield Series) A SERIES OF GUGGENHEIM VARIABLE FUNDS TRUST RE: [INSURANCE COMPANY NAME] PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON OCTOBER 10, 2014 The undersigned hereby appoint(s) Amy Lee, Mark E. Mathiasen and Elisabeth Miller, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of Series E (Total Return Bond Series) and Series P (High Yield Series), to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on October 10, 2014 at 1:00 p.m. Eastern Time and at any adjournment(s) or postponement(s) thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-521-4429. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 10, 2014. The proxy statement for this meeting is available at: proxyonline.com/docs/gvft2014.pdf VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 19952040.2.BUSINESS

Series P (High Yield Series) FORM OF PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This voting instruction card will be voted as instructed. If no specification is made, the voting instruction card will be voted “FOR” the proposal. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR AGAINST ABSTAIN 1. To approve the adoption of a Distribution and Shareholder Services Plan for the Series THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 19952040.2.BUSINESS